     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 27, 1998



                                                      REGISTRATION NO. 333-47345

================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                           DAILEY INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1389                                76-0503351
   (State or other jurisdiction of       Primary Industrial Classification              (I.R.S. Employer
   incorporation or organization)                   Code Number                        Identification No.)

                               2507 NORTH FRAZIER
                              CONROE, TEXAS 77305
                                 (281) 350-3399
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------
                               WILLIAM D. SUTTON
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                        DAILEY PETROLEUM SERVICES CORP.
                               2507 NORTH FRAZIER
                              CONROE, TEXAS 77305
                                 (281) 350-3399
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                    COPY TO:

                              ROBERT F. GRAY, JR.
                          FULBRIGHT & JAWORSKI L.L.P.
                           1301 MCKINNEY, SUITE 5100
                           HOUSTON, TEXAS 77010-3095
                                 (713) 651-5151
                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box: [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                             ---------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                        TABLE OF ADDITIONAL REGISTRANTS

                                                                                           ADDRESS, INCLUDING
                                                                                              ZIP CODE, AND
                                                                                                TELEPHONE
                                                                                                 NUMBER,
                                                                                             INCLUDING AREA
                                           STATE OR      PRIMARY STANDARD                       CODE, OF
                                             OTHER          INDUSTRIAL                        REGISTRANT'S
                                        JURISDICTION OF   CLASSIFICATION    IRS EMPLOYER   PRINCIPAL EXECUTIVE
                 NAME                    INCORPORATION       CODE NO.          ID NO.            OFFICES
                 ----                   ---------------  ----------------   ------------   -------------------
Dailey Energy Services, Inc. .........  Delaware               8999          76-0066576             *
Dailey International Sales
  Corporation.........................  Delaware               8999          74-1869524             *
Columbia Petroleum Services Corp......  Delaware               8999          76-0074604             *
International Petroleum Services,
  Inc.................................  Delaware               8999          76-0084387             *
Dailey Environmental Remediation
  Technologies, Inc...................  Texas                  8999          76-0276940             *
Dailey Worldwide Services, Corp.......  Texas                  8999          76-0477660             *
Air Drilling International, Inc.......  Delaware               1380          84-1305964             *
Air Drilling Services, Inc............  Wyoming                1380          83-0181069             *

---------------

* 2507 North Frazier, Conroe, Texas 77305, telephone (281) 350-3399.

                                EXPLANATORY NOTE



     Dailey International Inc. has prepared this Amendment No. 1 for the purpose of filing with the Securities & Exchange Commission certain exhibits to this Registration Statement. Amendment No. 1 does not modify any provision of the Prospectus included in the Registration Statement; accordingly, such Prospectus have not been added included herein.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Delaware law, a corporation may include provisions in its certificate of incorporation that will relieve its directors of monetary liability for breaches of their fiduciary duty to the corporation, except under certain circumstances, including a breach of the director's duty of loyalty, acts or omissions of the director not in good faith or which involve intentional misconduct or a knowing violation of law, the approval of an improper payment of a dividend or an improper stock repurchase or redemption or any transaction from which the director derived an improper personal benefit. The Company's Restated Certificate of Incorporation provides that the Company's directors are not liable to the Company or its stockholders for monetary damages for breach of their fiduciary duty, subject to the described exceptions specified by Delaware law.

     Section 145 of the General Corporation Law of the State of Delaware grants to the Company the authority to indemnify each officer and director of the Company against liabilities and expenses incurred by reason of the fact that he is or was an officer or director of the Company if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The determination as to whether a person seeking indemnification has met the required standard of conduct is to be made (i) by a majority vote of a quorum of disinterested members of the board of directors, or (ii) by independent legal counsel in a written opinion, if such quorum does not exist or if the disinterested directors so direct, or (iii) by the stockholders. The Bylaws provided for indemnification of each officer and director of the Company to the fullest extent permitted by Delaware law.

     In a suit brought to obtain a judgment in the corporation's favor, whether by the Company itself or derivatively by a stockholder, Section 145 of the General Corporation Law of the State of Delaware only allows the Company to indemnify for expenses, including attorney's fees, actually and reasonably incurred in connection with the defense or settlement of the case, and the Company may not indemnify for amounts paid in satisfaction of a judgment or in settlement of the claim. In any such action, no indemnification may be paid in respect of any claim, issue or matter as to which such persons shall have been adjudged liable to the Company as otherwise approved by the Delaware Court of Chancery or the court in which the claim was brought. According to the statute, in any other type of proceeding, the indemnification may extend to judgments, fines and amounts paid in settlement, actually and reasonably incurred in connection with such other proceeding, as well as to expenses (including attorneys' fees).

     Section 145 of the General Corporation Law of the State of Delaware also allows the Company to purchase and maintain insurance on behalf of any person who is or was an officer or director of the Company against liability asserted against or incurred by him in any such capacity, whether or not the Company would have the authority to indemnify such officer or director against such liability under the provisions of Section 145. The Company has purchased and maintains a directors' and officers' liability policy for such purposes.

     The Company's Bylaws provided for the indemnification of its officers and directors and the advancement to them of expenses in connection with proceedings and claims, to the fullest extent permitted under the General Corporation Law of the State of Delaware. Such indemnification may be made even though directors and officers wold not otherwise be entitled to indemnification under other provisions by the Bylaws.

     The above discussion of the General Corporation Law of the State of Delaware and of the Certificate of Incorporation and Bylaws is not intended to be exhaustive and is qualified in its entirety by such statute and the Restated Certificate of Incorporation and Bylaws.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrants pursuant to the foregoing provisions, the Registrants have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           *3.1          -- Restated Certificate of Incorporation.
           *3.2          -- Restated Bylaws of the Company.
            3.3          -- Amendment to Restated Certificate of Incorporation dated
                            October 7, 1997 (included with the initial filing of this
                            Registration Statement).
            3.4          -- Certificate/Articles of Incorporation, as amended (if
                            applicable) and Bylaws, as amended (if applicable) of
                            each of the following Subsidiary Guarantors: Dailey
                            Energy Services, Inc.; Dailey International Sales Corp.;
                            Columbia Petroleum Services Corp.; International
                            Petroleum Services, Inc., Dailey Environmental
                            Remediation Technologies, Inc.; Dailey Worldwide
                            Services, Corp.; Air Drilling International, Inc.; and
                            Air Drilling Services, Inc.
            4.1          -- Form of Class A Common Stock Certificate (included with the initial filing of this Registration Statement).
            4.2          -- See Exhibits 3.1, 3.2 and 3.3 for provisions of the
                            Restated Certificate of Incorporation and Restated Bylaws
                            of the Company defining the rights of the holders of
                            Class A Common Stock.
            4.3          -- Indenture Dated February 13, 1998, by and between the
                            Company, the Subsidiary Guarantors and the U.S. Trust
                            Company of Texas, N.A. relating to the Company's 9 1/2%
                            Senior Notes Due 2008 (included with the initial filing
                            of this Registration Statement).
            4.4          -- Form of Note for the Company's Senior Notes Due 2008
                            (included with the initial filing of this Registration
                            Statement).
            4.5          -- Registration Rights Agreement dated February 13, 1998
                            relating to the Outstanding Notes.
            4.6          -- See Exhibits 10.1 through 10.16 for additional
                            instruments defining the rights of holders of long-term
                            debt of the Company and its Subsidiaries.
            5.1          -- Opinion of Fulbright & Jaworski L.L.P. (included with the initial filing of this Registration Statement).
            5.2          -- Opinion of Brown, Drew, Massey & Sullivan (included with the initial filing of this Registration Statement).
          *10.1          -- Relationship Agreement by and between the Company and
                            Lawrence Industries, Inc.
          *10.2          -- Office Lease Agreement by and between the Company as
                            lessee and Lawrence International, Inc. as lessor.
          *10.3          -- Registration Rights Agreement by and between the Company and Lawrence Industries, Inc.
         +*10.4          -- Dailey Petroleum Services Corp. 1996 Key Employee Stock
                            Plan.
         +*10.5          -- Dailey Petroleum Services Corp. 1996 Non-Employee
                            Director Stock Option Plan.
          *10.6          -- Tax Allocation Agreement by and between the Company and
                            Lawrence Industries, Inc.
          *10.7          -- Form of Indemnification Agreement between the Company and its directors.
          *10.8          -- Form of Indemnification Agreement between the Company and its executive officers.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         **10.9          -- Stock Purchase and Sale Agreement dated May 8, 1997 (the
                            "Stock Purchase Agreement"), by and among the Company,
                            ADI, the Shareholders of ADI, and the Preferred
                            Shareholders of Air Drilling Services, Inc.
         **10.10         -- First Amendment to Stock Purchase Agreement dated May 30,
                            1997, by and among the Company, ADI, the Shareholders of
                            ADI, and the Preferred Shareholders of Air Drilling
                            Services, Inc.
         **10.11         -- Escrow Agreement dated June 20, 1997, by and among the
                            Company, the Shareholders and Warrantholders of ADI (the
                            "Shareholders"), and U.S. Trust Company of Texas, N.A.
                            (the "Escrow Agent").
        ***10.12         -- Asset Purchase Agreement dated effective as of November
                            30, 1997 (the "Asset Purchase Agreement"), by and among
                            the Company, DWS/DAMCO and the shareholders of each of
                            DWS, DSI and DTSI.
     ******10.13         -- Escrow Agreement dated January 28, 1998, by and among the
                            Company, DWS, DSI, DTSI, the Shareholder Representatives,
                            and U.S. Trust Company of Texas, National Association
                            (the "Escrow Agent").
         **10.14         -- Third Amended and Restated Loan Agreement dated June 20,
                            1997 (the "Loan Agreement"), by and between the Company,
                            the financial institutions from time to time a party
                            thereto, and Wells Fargo Bank (Texas), National
                            Association, as Agent.
           10.15         -- First Amendment to the Loan Agreement dated January 28,
                            1998, by and between the Company, the financial
                            institutions from time to time a party thereto, and Wells
                            Fargo Bank (Texas), National Association, as Agent
                            (included with the initial filing of this Registration
                            Statement).
         **10.16         -- Third Amended and Restated Commercial Security Agreement
                            dated June 20, 1997, between Wells Fargo Bank (Texas),
                            National Association, as Agent, the Banks from time to
                            time a party to the Loan Agreement and the Company.
         **10.17         -- Form of Guaranty Agreement dated June 20, 1997 between
                            Wells Fargo Bank (Texas), National Association, as Agent,
                            the Banks from time to time a party to the Loan Agreement
                            and each of the following subsidiaries of the Company:
                            Dailey Energy Services, Inc., Dailey Petroleum Sales
                            Corp., International Petroleum Sales Corp., Columbia
                            Petroleum Services Corp., Dailey Worldwide Services,
                            Corp., Dailey Environmental Remediation and Technologies,
                            Inc., Air Drilling International, Inc., and Air Drilling
                            Services, Inc.
         **10.18         -- Form of Security Pledge Agreement dated June 20, 1997,
                            between Wells Fargo Bank (Texas), National Association,
                            as Agent, the Banks from time to time a party to the Loan
                            Agreement and each of the following: the Company; Air
                            Drilling International, Inc., and Air Drilling Services,
                            Inc.
         **10.19         -- Form of Subsidiary Commercial Security Agreement dated
                            June 20, 1997, between Wells Fargo Bank (Texas) National
                            Association, as Agent, the Banks from time to time a
                            party to the Loan Agreement and each of the following
                            subsidiaries of the Company: Dailey Energy Services,
                            Inc., Dailey Petroleum Sales Corp., International
                            Petroleum Sales Corp., Columbia Petroleum Services Corp.,
                            Dailey Worldwide Services, Corp., Dailey Environmental
                            Remediation and Technologies, Inc., Air Drilling
                            International, Inc., and Air Drilling Services Inc.
          +10.20         -- Amended Employment Agreement between the Company and
                            James F. Farr dated December 31, 1997 (included with the
                            initial filing of this Registration Statement).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          +10.21         -- Amended Employment Agreement between the Company and
                            William D. Sutton dated December 31, 1997 (included with
                            the initial filing of this Registration Statement).
          +10.22         -- Amended Employment Agreement between the Company and
                            David T. Tighe dated December 31, 1997 (included with the
                            initial filing of this Registration Statement).
      +****10.23         -- Employment Agreement between the Company and J.D.
                            Lawrence dated November 27, 1996.
       ****10.24         -- $250,000 Promissory Note dated January 16, 1997, from
                            James F. Farr in favor of the Company.
       ****10.25         -- Security Agreement dated January 16, 1997, between the
                            Company and James F. Farr.
     +*****10.26         -- Stock Option Agreement between the Company and Al Kite
                            dated April 23, 1997.
     +*****10.27         -- Stock Option Agreement between the Company and Bernard
                            Duroc-Danner dated April 23, 1997.
          +10.28         -- 1997 Long-Term Incentive Plan (included with the initial filing of this Registration Statement).
           10.29         -- Share Purchase Agreement between the Company, Integrated
                            Drilling Systems Limited and the shareholders of
                            Integrated Drilling Systems Limited.
           10.30         -- Registration Rights Agreement between the Company and the former shareholders of Integrated Drilling Services
                            Limited.
           12.1          -- Calculation of earnings to fixed charges (included in the initial filing of this Registration Statement).
           21.1          -- List of Subsidiaries of the Company (included in the
                            initial filing of this Registration Statement).
           23.1          -- Consent of Ernst & Young LLP (included in the initial
                            filing of this Registration Statement).
           23.2          -- Consent of Coopers & Lybrand L.L.P. (included in the
                            initial filing of this Registration Statement)
           23.3          -- Consent of Fulbright & Jaworski L.L.P. (included in
                            Exhibit 5.1).
           23.4          -- Consent of Brown, Drew, Massey & Sullivan (included in
                            Exhibit 5.2).
           24.1          -- Certified Resolutions for Power of Attorney.
           25.1          -- Statement regarding eligibility of trustee (included in the initial filing of this Registration Statement).
        ***27.1          -- Financial Data Schedule.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           99.1          -- Form of Letter of Transmittal (included in the initial
                            filing of this Registration Statement).


---------------

       * Incorporated by reference from the Company's Registration Statement on Form S-1 (File No. 333-04593)
      ** Incorporated by reference from the Company's current Report on Form 8-K dated June 20, 1997
     *** Incorporated by reference from the Company's Quarterly Report on Form
         10-Q for the three months ended October 31, 1997
   **** Incorporated by reference from the Company's Quarterly Report on Form
        10-Q for the three months ended January 31, 1997
  ***** Incorporated by reference from the Company's Annual Report on Form 10-K for the year ended April 30, 1997
 ****** Incorporated by reference from the Company's current Report on Form 8-K dated January 28, 1998
       + Management Contract

     (b) Financial Statement Schedules:


ITEM 22. UNDERTAKINGS


     (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4 within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

     (d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of March, 1998.


                                          DAILEY INTERNATIONAL INC.

                                          By:       /s/ JAMES F. FARR
                                            ------------------------------------
                                                       James F. Farr
                                               President and Chief Executive
                                                           Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 1998.



                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

              /s/ *J. D. LAWRENCE                      Chairman of the Board and       March 27, 1998
-----------------------------------------------------    Director
                   J. D. Lawrence

                /s/ JAMES F. FARR                      President and Chief Executive   March 27, 1998
-----------------------------------------------------    Officer and Director
                    James F. Farr                        (Principal Executive
                                                         Officer)

             /s/ *WILLIAM D. SUTTON                    Senior Vice President,          March 27, 1998
-----------------------------------------------------    General Counsel, Corporate
                  William D. Sutton                      Secretary and Director

              /s/ *DAVID T. TIGHE                      Senior Vice President, Chief    March 27, 1998
-----------------------------------------------------    Financial Officer and
                   David T. Tighe                        Director (Principal
                                                         Financial and Accounting
                                                         Officer)

          /s/ *BERNARD J. DUROC-DANNER                 Director                        March 27, 1998
-----------------------------------------------------
               Bernard J. Duroc-Danner

                  /s/ *AL KITE                         Director                        March 27, 1998
-----------------------------------------------------
                       Al Kite

* By:           /s/ JAMES F. FARR
----------------------------------------------------
                    James F. Farr
       Power of Attorney for persons indicated

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of March, 1998.


                                            DAILEY ENERGY SERVICES, INC.

                                            By:      /s/ JAMES F. FARR
                                              ----------------------------------
                                                        James F. Farr
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 1998.



                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

               /s/ *WILLIAM G. BARCLAY                 Director                          March 27, 1998
-----------------------------------------------------
                 William G. Barclay

                  /s/ JAMES F. FARR                    President and Director            March 27, 1998
-----------------------------------------------------    (Principal Executive
                    James F. Farr                        Officer)

                 /s/ *DAVID T. TIGHE                   Vice President (Principal         March 27, 1998
-----------------------------------------------------    Financial and Accounting
                   David T. Tighe                        Officer)

               * By: /s/ JAMES F. FARR
   -----------------------------------------------
                    James F. Farr
                Power of Attorney for
                  Persons Indicated

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of March, 1998.


                                            DAILEY INTERNATIONAL SALES
                                            CORPORATION

                                            By:      /s/ JAMES F. FARR
                                              ----------------------------------
                                                        James F. Farr
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 1998.



                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                  /s/ JAMES F. FARR                    President and Sole Director    March 27, 1998
-----------------------------------------------------    (Principal Executive
                    James F. Farr                        Officer)

                 /s/ DAVID T. TIGHE                    Vice President (Principal      March 27, 1998
-----------------------------------------------------    Financial and Accounting
                   David T. Tighe                        Officer)

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of March, 1998.


                                          COLUMBIA PETROLEUM SERVICES CORP.

                                          By:       /s/ JAMES F. FARR
                                            ------------------------------------
                                                       James F. Farr
                                                         President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 1998.



                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                  /s/ JAMES F. FARR                    President and Sole Director      March 27, 1998
-----------------------------------------------------    (Principal Executive
                    James F. Farr                        Officer)

                 /s/ DAVID T. TIGHE                    Vice President (Chief            March 27, 1998
-----------------------------------------------------    Financial and Accounting
                   David T. Tighe                        Officer)

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of March, 1998.


                                            INTERNATIONAL PETROLEUM
                                            SERVICES, INC.

                                            By:      /s/ JAMES F. FARR
                                              ----------------------------------
                                                        James F. Farr
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 1998.



                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                  /s/ JAMES F. FARR                    President and Sole Director      March 27, 1998
-----------------------------------------------------    (Principal Executive
                    James F. Farr                        Officer)

                 /s/ DAVID T. TIGHE                    Vice President (Principal        March 27, 1998
-----------------------------------------------------    Accounting Officer)
                   David T. Tighe

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of March, 1998.


                                            DAILEY ENVIRONMENTAL
                                            REMEDIATION TECHNOLOGIES, INC.

                                            By:      /s/ JAMES F. FARR
                                              ----------------------------------
                                                        James F. Farr
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 1998.



                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                  /s/ JAMES F. FARR                    President and Sole Director      March 27, 1998
-----------------------------------------------------    (Principal Executive
                    James F. Farr                        Officer)

                 /s/ DAVID T. TIGHE                    Vice President and Treasurer     March 27, 1998
-----------------------------------------------------    (Principal Financial and
                   David T. Tighe                        Accounting Officer)

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of March, 1998.


                                            DAILEY WORLDWIDE SERVICES, CORP.

                                            By:      /s/ JAMES F. FARR
                                              ----------------------------------
                                                        James F. Farr
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 1998.



                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                  /s/ JAMES F. FARR                    President and Sole Director      March 27, 1998
-----------------------------------------------------    (Principal Executive
                    James F. Farr                        Officer)

                 /s/ DAVID T. TIGHE                    Vice President and Treasurer     March 27, 1998
-----------------------------------------------------    (Principal Financial and
                   David T. Tighe                        Accounting Officer)

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of March, 1998.


                                            AIR DRILLING INTERNATIONAL, INC.


                                            By:    /s/ *CHAMAN MALHOTRA

                                              ----------------------------------
                                                       Chaman Malhotra
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 1998.



                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                  /s/ JAMES F. FARR                    Director                         March 27, 1998
-----------------------------------------------------
                    James F. Farr

               /s/ *WILLIAM D. SUTTON                  Director                         March 27, 1998
-----------------------------------------------------
                  William D. Sutton

                 /s/ DAVID T. TIGHE                    Vice President and Director      March 27, 1998
-----------------------------------------------------
                   David T. Tighe

                 /s/ *JAMES C. BRAME                   Vice President and Director      March 27, 1998
-----------------------------------------------------    (Principal Financial and
                   James C. Brame                        Accounting Officer)

                /s/ *CHAMAN MALHOTRA                   Chairman of the Board,           March 27, 1998
-----------------------------------------------------    President and Director
                   Chaman Malhotra                       (Principal Executive
                                                         Officer)

                /s/ *TOMMY D. RAMSAY                   Director                         March 27, 1998
-----------------------------------------------------
                   Tommy D. Ramsay

               *By: /s/ JAMES F. FARR
  ------------------------------------------------
                    James F. Farr
                Power of Attorney for
                  persons indicated

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of March, 1998.


                                            AIR DRILLING SERVICES, INC.


                                            * By:   /s/ CHAMAN MALHOTRA

                                              ----------------------------------
                                                       Chaman Malhotra
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 1998.



                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                  /s/ JAMES F. FARR                    Director                         March 27, 1998
-----------------------------------------------------
                    James F. Farr

                 /s/ *JAMES C. BRAME                   Vice President, Treasurer and    March 27, 1998
-----------------------------------------------------    Director (Principal
                   James C. Brame                        Financial and Accounting
                                                         Officer)

                /s/ *CHAMAN MALHOTRA                   Chairman of the Board,           March 27, 1998
-----------------------------------------------------    President and Director
                   Chaman Malhotra                       (Principal Executive
                                                         Officer)

                /s/ *TOMMY D. RAMSAY                   Director                         March 27, 1998
-----------------------------------------------------
                   Tommy D. Ramsay

* By: /s/ JAMES F. FARR
----------------------------------------------------
                    James F. Farr
                Power of Attorney for
                 Persons Indicated.

                               INDEX TO EXHIBITS


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           *3.1          -- Restated Certificate of Incorporation.
           *3.2          -- Restated Bylaws of the Company.
            3.3          -- Amendment to Restated Certificate of Incorporation dated
                            October 7, 1997 (included with the initial filing of this
                            Registration Statement).
            3.4          -- Certificate/Articles of Incorporation, as amended (if
                            applicable) and Bylaws, as amended (if applicable) of
                            each of the following Subsidiary Guarantors: Dailey
                            Energy Services, Inc.; Dailey International Sales Corp.;
                            Columbia Petroleum Services Corp.; International
                            Petroleum Services, Inc., Dailey Environmental
                            Remediation Technologies, Inc.; Dailey Worldwide
                            Services, Corp.; Air Drilling International, Inc.; and
                            Air Drilling Services, Inc.
            4.1          -- Form of Class A Common Stock Certificate (included with the initial filing of this Registration Statement).
            4.2          -- See Exhibits 3.1, 3.2 and 3.3 for provisions of the
                            Restated Certificate of Incorporation and Restated Bylaws
                            of the Company defining the rights of the holders of
                            Class A Common Stock.
            4.3          -- Indenture Dated February 13, 1998, by and between the
                            Company, the Subsidiary Guarantors and the U.S. Trust
                            Company of Texas, N.A. relating to the Company's 9 1/2%
                            Senior Notes Due 2008 (included with the initial filing
                            of this Registration Statement).
            4.4          -- Form of Note for the Company's Senior Notes Due 2008
                            (included with the initial filing of this Registration
                            Statement).
            4.5          -- Registration Rights Agreement dated February 13, 1998
                            relating to the Outstanding Notes.
            4.6          -- See Exhibits 10.1 through 10.16 for additional
                            instruments defining the rights of holders of long-term
                            debt of the Company and its Subsidiaries.
            5.1          -- Opinion of Fulbright & Jaworski L.L.P. (included with the initial filing of this Registration Statement).
            5.2          -- Opinion of Brown, Drew, Massey & Sullivan (included with the initial filing of this Registration Statement).
          *10.1          -- Relationship Agreement by and between the Company and
                            Lawrence Industries, Inc.
          *10.2          -- Office Lease Agreement by and between the Company as
                            lessee and Lawrence International, Inc. as lessor.
          *10.3          -- Registration Rights Agreement by and between the Company and Lawrence Industries, Inc.
         +*10.4          -- Dailey Petroleum Services Corp. 1996 Key Employee Stock
                            Plan.
         +*10.5          -- Dailey Petroleum Services Corp. 1996 Non-Employee
                            Director Stock Option Plan.
          *10.6          -- Tax Allocation Agreement by and between the Company and
                            Lawrence Industries, Inc.
          *10.7          -- Form of Indemnification Agreement between the Company and its directors.
          *10.8          -- Form of Indemnification Agreement between the Company and its executive officers.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         **10.9          -- Stock Purchase and Sale Agreement dated May 8, 1997 (the
                            "Stock Purchase Agreement"), by and among the Company,
                            ADI, the Shareholders of ADI, and the Preferred
                            Shareholders of Air Drilling Services, Inc.
         **10.10         -- First Amendment to Stock Purchase Agreement dated May 30,
                            1997, by and among the Company, ADI, the Shareholders of
                            ADI, and the Preferred Shareholders of Air Drilling
                            Services, Inc.
         **10.11         -- Escrow Agreement dated June 20, 1997, by and among the
                            Company, the Shareholders and Warrantholders of ADI (the
                            "Shareholders"), and U.S. Trust Company of Texas, N.A.
                            (the "Escrow Agent").
        ***10.12         -- Asset Purchase Agreement dated effective as of November
                            30, 1997 (the "Asset Purchase Agreement"), by and among
                            the Company, DWS/DAMCO and the shareholders of each of
                            DWS, DSI and DTSI.
     ******10.13         -- Escrow Agreement dated January 28, 1998, by and among the
                            Company, DWS, DSI, DTSI, the Shareholder Representatives,
                            and U.S. Trust Company of Texas, National Association
                            (the "Escrow Agent").
         **10.14         -- Third Amended and Restated Loan Agreement dated June 20,
                            1997 (the "Loan Agreement"), by and between the Company,
                            the financial institutions from time to time a party
                            thereto, and Wells Fargo Bank (Texas), National
                            Association, as Agent.
           10.15         -- First Amendment to the Loan Agreement dated January 28,
                            1998, by and between the Company, the financial
                            institutions from time to time a party thereto, and Wells
                            Fargo Bank (Texas), National Association, as Agent
                            (included with the initial filing of this Registration
                            Statement).
         **10.16         -- Third Amended and Restated Commercial Security Agreement
                            dated June 20, 1997, between Wells Fargo Bank (Texas),
                            National Association, as Agent, the Banks from time to
                            time a party to the Loan Agreement and the Company.
         **10.17         -- Form of Guaranty Agreement dated June 20, 1997 between
                            Wells Fargo Bank (Texas), National Association, as Agent,
                            the Banks from time to time a party to the Loan Agreement
                            and each of the following subsidiaries of the Company:
                            Dailey Energy Services, Inc., Dailey Petroleum Sales
                            Corp., International Petroleum Sales Corp., Columbia
                            Petroleum Services Corp., Dailey Worldwide Services,
                            Corp., Dailey Environmental Remediation and Technologies,
                            Inc., Air Drilling International, Inc., and Air Drilling
                            Services, Inc.
         **10.18         -- Form of Security Pledge Agreement dated June 20, 1997,
                            between Wells Fargo Bank (Texas), National Association,
                            as Agent, the Banks from time to time a party to the Loan
                            Agreement and each of the following: the Company; Air
                            Drilling International, Inc., and Air Drilling Services,
                            Inc.
         **10.19         -- Form of Subsidiary Commercial Security Agreement dated
                            June 20, 1997, between Wells Fargo Bank (Texas) National
                            Association, as Agent, the Banks from time to time a
                            party to the Loan Agreement and each of the following
                            subsidiaries of the Company: Dailey Energy Services,
                            Inc., Dailey Petroleum Sales Corp., International
                            Petroleum Sales Corp., Columbia Petroleum Services Corp.,
                            Dailey Worldwide Services, Corp., Dailey Environmental
                            Remediation and Technologies, Inc., Air Drilling
                            International, Inc., and Air Drilling Services Inc.
          +10.20         -- Amended Employment Agreement between the Company and
                            James F. Farr dated December 31, 1997 (included with the
                            initial filing of this Registration Statement).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          +10.21         -- Amended Employment Agreement between the Company and
                            William D. Sutton dated December 31, 1997 (included with
                            the initial filing of this Registration Statement).
          +10.22         -- Amended Employment Agreement between the Company and
                            David T. Tighe dated December 31, 1997 (included with the
                            initial filing of this Registration Statement).
      +****10.23         -- Employment Agreement between the Company and J.D.
                            Lawrence dated November 27, 1996.
       ****10.24         -- $250,000 Promissory Note dated January 16, 1997, from
                            James F. Farr in favor of the Company.
       ****10.25         -- Security Agreement dated January 16, 1997, between the
                            Company and James F. Farr.
     +*****10.26         -- Stock Option Agreement between the Company and Al Kite
                            dated April 23, 1997.
     +*****10.27         -- Stock Option Agreement between the Company and Bernard
                            Duroc-Danner dated April 23, 1997.
          +10.28         -- 1997 Long-Term Incentive Plan (included with the initial filing of this Registration Statement).
           10.29         -- Share Purchase Agreement between the Company, Integrated
                            Drilling Systems Limited and the shareholders of
                            Integrated Drilling Systems Limited.
           10.30         -- Registration Rights Agreement between the Company and the former shareholders of Integrated Drilling Services
                            Limited.
           12.1          -- Calculation of earnings to fixed charges (included in the initial filing of this Registration Statement).
           21.1          -- List of Subsidiaries of the Company (included in the
                            initial filing of this Registration Statement).
           23.1          -- Consent of Ernst & Young LLP (included in the initial
                            filing of this Registration Statement).
           23.2          -- Consent of Coopers & Lybrand L.L.P. (included in the
                            initial filing of this Registration Statement)
           23.3          -- Consent of Fulbright & Jaworski L.L.P. (included in
                            Exhibit 5.1).
           23.4          -- Consent of Brown, Drew, Massey & Sullivan (included in
                            Exhibit 5.2).
           24.1          -- Certified Resolutions for Power of Attorney.
           25.1          -- Statement regarding eligibility of trustee (included in the initial filing of this Registration Statement).
        ***27.1          -- Financial Data Schedule.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           99.1          -- Form of Letter of Transmittal (included in the initial
                            filing of this Registration Statement).


---------------

       * Incorporated by reference from the Company's Registration Statement on Form S-1 (File No. 333-04593)
      ** Incorporated by reference from the Company's current Report on Form 8-K dated June 20, 1997
     *** Incorporated by reference from the Company's Quarterly Report on Form
         10-Q for the three months ended October 31, 1997
    **** Incorporated by reference from the Company's Quarterly Report on Form
         10-Q for the three months ended January 31, 1997
   ***** Incorporated by reference from the Company's Annual Report on Form 10-K for the year ended April 30, 1997
  ****** Incorporated by reference from the Company's current Report on Form 8-K dated January 28, 1998
       + Management Contract